          SUPPLEMENT TO PROSPECTUS SUPPLEMENT DATED FEBRUARY 22, 2002
                    (TO PROSPECTUS DATED FEBRUARY 21, 2002)
                    WAMU MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2002-AR2
                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                         DEPOSITOR AND MASTER SERVICER
                                  $841,787,900
                                 (APPROXIMATE)

    The first paragraph and the related table under 'Certificate Ratings' on page S-46 of the prospectus supplement are amended and restated in their entirety as follows:

    It is a condition to the issuance of the offered certificates that they receive the ratings from Moody's and Fitch indicated:

                                RATING AGENCY
                               ---------------
CLASS                          MOODY'S   FITCH
-----                          -------   -----
A............................    Aaa     AAA
B-1..........................    Aa2      AA
B-2..........................    A2       A
                                RATING AGENCY
                               ---------------
CLASS                          MOODY'S   FITCH
-----                          -------   -----
B-3..........................   Baa2     BBB
R............................    Aaa     AAA

                 The date of this Supplement is February 26, 2002.